Exhibit 10.67
FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
(QUEST OIL & GAS, LLC)
     THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement Amendment”) is executed as of May 29, 2009, by QUEST OIL & GAS, LLC, a Kansas limited liability company (“Debtor”), whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102, for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Secured Parties, as such term is defined in the Credit Agreement (hereafter defined)), as “Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Credit Agreement, dated as of November 15, 2007 (the “Original Credit Agreement”) among QUEST RESOURCE CORPORATION a Nevada corporation (the “Borrower”), the various financial institutions that are, or may from time to time become, parties thereto (individually an “Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), the Lender made a Term Loan to the Borrower; and
     WHEREAS, to secure loans made by the Lenders to the Borrower pursuant to the Original Credit Agreement, Debtor, together with Quest Energy Services, LLC, a Kansas limited liability company, entered into that certain Guaranty dated as of November 15, 2007 (the “Guaranty”) pursuant to which the Debtor guaranteed the Obligations owing under the Credit Agreement; and
     WHEREAS, to secure its obligations under the Guaranty and to secure the loans made by the Lenders to the Borrower pursuant to the Original Credit agreement, Debtor entered into that certain Pledge and Security Agreement dated as of November 15, 2007 in favor of the Administrative Agent and Collateral Agent for the benefit of the Lenders (the “Security Agreement”) pursuant to which the Debtor granted a security interest in all assets of Debtor, including without limitation, all Partnership/Limited Liability Company Interests owned by Debtor; and
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated July 11, 2008 (the “Amended and Restated Credit Agreement”), among Debtor, the various financial institutions that were, or become, parties thereto and Royal Bank of Canada, as administrative agent and collateral agent, the Original Credit Agreement was amended and restated in its entirety and the indebtedness owing under the Original Credit Agreement was refinanced and carried forward by the Amended and Restated Credit Agreement and all of the liens and security interests securing the “Obligations” (as defined in the Original Credit Agreement) were carried forward and secured, without interruption or loss of priority, the “Obligations” (as defined in the Amended and Restated Credit Agreement) under the Amended and Restated Credit Agreement; and

1

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC

     WHEREAS, the Debtor and Administrative Agent are entering into this Security Agreement Amendment to amend Annex A to the Security Agreement to include Debtor’s interest in Oil and Gas Properties acquired from Rockport Energy, LLC located in Cameron Parish, Louisiana; and
     WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Security Agreement Amendment; and
     WHEREAS, this Security Agreement Amendment is integral to the transactions contemplated by the Loan Documents, and the execution and delivery of this Security Agreement Amendment is a condition precedent to the Lenders’ obligations to extend credit under the Loan Documents.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
     1. REFERENCE TO AMENDED AND RESTATED CREDIT AGREEMENT. The terms, conditions, and provisions of the Amended and Restated Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Amended and Restated Credit Agreement and thereafter until the Obligations are paid and performed in full.
     2. Annex A attached to the Security Agreement is hereby replaced and Annex A attached hereto is substituted therefor.
     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of page Intentionally Blank
Signature Page to Follow.

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FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC

     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered by an officer duly authorized as of the date first above written.

DEBTOR:	QUEST OIL & GAS, LLC, a Kansas limited liability company

By:	/s/ David Lawler
David Lawler, President

Signature Page 1

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

Signature Page 2

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC

ANNEX A TO SECURITY AGREEMENT

DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Quest Oil & Gas, LLC.

B.	Mailing Address of Debtor:	210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102.

C.	Type of Entity:	limited liability company.

D.	Jurisdiction of Organization:	Kansas.

E.	State Issued Organizational Identification Number:	4009973.

F.	Tax ID Number:	20-8055448.

G.	Location of Books and Records:	210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102.

H.	Location of Collateral:	210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102

I.	Location of Real Property:	Gaines County, Texas; Lea County, New Mexico; Sommerset County, Pennsylvania; Cameron Parish, Louisiana

J.	Jurisdiction(s) for Filing Financing Statements:	Kansas.

K.	Fixture filings in the relevant counties in which the properties are located:	Cameron Parish, Louisiana. Secured Party will not be taking liens at closing on Debtor’s properties located in Gaines County, Texas; Lea County, New Mexico; Sommerset County, Pennsylvania.
Annex A

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC

ANNEX B-1 TO SECURITY AGREEMENT

COLLATERAL DESCRIPTIONS
A. Collateral Notes and Collateral Note Security: None
B. Pledged Shares: None.
C. Partnership/Limited Liability Company Interests:
1.	Debtor owns a owns a 26.7990076% limited partnership interest (before payout) and will own a 15.0% limited partnership interest (after payout) in LGS Development, L.P., a Texas limited partnership.
D. Agreements: None.
E. Commercial Tort Claims: None
F. Deposit Accounts (including name of bank, address and account number):
•	Account #814171852 at the Bank of Oklahoma.

•	Account #814171522 at the Bank of Oklahoma.
Annex B-1

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST OIL & GAS LLC